AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 3

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
91003120F0312P00154	DEC 15, 2023	EDOFSA-24-000182	

6. ISSUED BY CODE FSA-ACQ
US Department of Education
FSA - Acquisitions, 830 First St NE - Suite 91F3
Washington DC 20202
Eddie Lowe (202) 377-3714 Eddie.Lowe@ed.gov

7. ADMINISTERED BY *(If other than Item 6)* CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*
NELNET SERVICING LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 68508
UEI: MNXKQ62J7AE8
Cage Code: 5JZQ5

(X)

[ ] 9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED *(SEE ITEM 11)*

[X] 10A. MODIFICATION OF CONTRACT/ORDER NUMBER
ED-FSA-09-D-0013/91003120F0312

10B. DATED *(SEE ITEM 13)*
NOV 26, 2019

CODE 00030812 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

Modification Amount: $1,721,712.19
Modification Obligated Amount: $1,721,712.19

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
[ ]	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
[ ]	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
[X]	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4 (c)- Contract Terms and Conditions - Commercial Items (Mar 2009) - TAILORED
[ ]	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

See Attachment Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*
Joe Popevis Executive Director

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
Eddie Lowe, Contracting Officer
(202) 377-3714 Eddie.Lowe@ed.gov

15B. CONTRACTOR/OFFEROR
Joe Popevis
(Signature of person authorized to sign)

15C. DATE SIGNED
12/14/2023

16B. UNITED STATES OF AMERICA
EDDIE LOWE Digitally signed by EDDIE LOWE Date: 2023.12.14 16:12:35 -05'00'
(Signature of Contracting Officer)

16C. DATE SIGNED
DEC 14, 2023

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Attachment Page The purpose of this modification is to do the following: 1. Add CLINs 6002 through 6004 - which incorporates Option Period VI for Image Repository, GA Rehab and DLCS Support with a Period of Performance from December 15, 2023, through February 29, 2024. 2. Add funding in the amount of $1,721,712.19 and exercise Option Period VI accordingly. The obligated value has increased by $1,721,712.19 from $939,782,735.01 to $941,504,447.20. All other terms and conditions remain unchanged. PAGE 2 OF 3 ED-FSA-09-D-0013/91003120F0312P00154

SCHEDULE Continued ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Contracting Officer: Eddie Lowe, (202) 377-3714, Eddie.Lowe@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Property Administrator Point of Contact: None Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None (New Line Item) Budget Initiative: Servicing Operations Option Period VI - Image Repository 6002 To provide funding for Image Repository servicing. 1.00 SE 276,959.30 276,959.30 Period of Performance (12/15/2023 - 2/29/2024) Accounting and Appropriation Data: 0202M2024.B.2024.EN400000.6V4.2521A.MG.000. 0000.000000 $276,959.30 PR NUMBER: EDOFSA-24-000179 (New Line Item) Budget Initiative: Servicing Operations Option Period VI - GA Rehabilitation 6003 To provide funding for Guaranty Agency Rehabilitation 1.00 SE 1,674.75 1,674.75 servicing. Period of Performance (12/15/2023 - 2/29/2024) Accounting and Appropriation Data: 0202M2024.B.2024.EN400000.6V4.2521A.MG.000. 0000.000000 $1,674.75 PR NUMBER: EDOFSA-24-000181 (New Line Item) Budget Initiative: Servicing Option Period VI - Loan Consolidation 6004 To provide funding for Direct Loan Consolidation System 1.00 SE 1,443,078.14 1,443,078.14 (DLCS) servicing. Period of Performance (12/15/2023 - 2/29/2024) Accounting and Appropriation Data: 4253XNOYR. B.2024.EN400000.A 16.2521 A.LLX.000. 0000.000000 $1,443,078.14 PR NUMBER: EDOFSA-24-000182 PAGE 3 OF 3 ED-FSA-09-D-0013/91003120F0312P00154